Exhibit 13.1
CERTIFICATION PURSUANT TO RULE 13a-14(b) AND 18 U.S.C. SECTION 1350, AS
ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Annual Report of Nam Tai Electronics, Inc. (the “Company”) on Form 20-F for the period ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on March 16, 2010, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to her and his knowledge:
          1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Colin Yeoh
Colin Yeoh, Chief Executive Officer

/s/ Koo Ming Kown
Koo Ming Kown, Chief Financial Officer